SIRIUSPOINT LTD. – A GLOBAL UNDERWRITER 2023 Nine Months and Third Quarter Results November 8, 2023

Basis of Presentation and Non-GAAP Financial Measures: Unless the context otherwise indicates or requires, as used in this presentation references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this presentation and, unless otherwise indicated, percentages presented in this presentation are approximate. In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Management believes it is useful to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the runoff business. Tangible book value per diluted common share is also a non-GAAP financial measure. SiriusPoint's management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. The tangible book value per diluted common share is also useful because it provides a more accurate measure of the realizable value of shareholder returns, excluding intangible assets. Safe Harbor Statement Regarding Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this presentation is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “intends,” “seeks,” “anticipates,” “aims,” “plans,” “targets,” “estimates,” “expects,” “assumes,” “continues,” “should,” “could,” “will,” “may” and the negative of these or similar terms and phrases. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: our ability to execute on our strategic transformation, including re-underwriting to reduce volatility and improving underwriting performance, de-risking our investment portfolio, and transforming our business, including re-balancing our portfolio and growing the Insurance & Services segment; the impact of unpredictable catastrophic events including uncertainties with respect to current and future COVID-19 losses across many classes of insurance business and the amount of insurance losses that may ultimately be ceded to the reinsurance market, supply chain issues, labor shortages and related increased costs, changing interest rates and equity market volatility; inadequacy of loss and loss adjustment expense reserves, the lack of available capital, and periods characterized by excess underwriting capacity and unfavorable premium rates; the performance of financial markets, impact of inflation and interest rates, and foreign currency fluctuations; our ability to compete successfully in the (re)insurance market and the effect of consolidation in the (re)insurance industry; technology breaches or failures, including those resulting from a malicious cyber-attack on us, our business partners or service providers; the effects of global climate change, including increased severity and frequency of weather-related natural disasters and catastrophes and increased coastal flooding in many geographic areas; geopolitical uncertainty, including the ongoing conflicts in Europe and the Middle East; our ability to retain key senior management and key employees; a downgrade or withdrawal of our financial ratings; fluctuations in our results of operations; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to SiriusPoint; the outcome of legal and regulatory proceedings and regulatory constraints on our business; reduced returns or losses in SiriusPoint’s investment portfolio; our potential exposure to U.S. federal income and withholding taxes and our significant deferred tax assets, which could become devalued if we do not generate future taxable income or applicable corporate tax rates are reduced; risks associated with delegating authority to third party managing general agents; future strategic transactions such as acquisitions, dispositions, investments, mergers or joint ventures; SiriusPoint’s response to any acquisition proposal that may be received from any party, including any actions that may be considered by the Company’s board of directors or any committee thereof; and other risks and factors listed under "Risk Factors" in the Company's most recent Annual Report on Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. 2 Disclaimer

Agenda 3 2 1 Introduction • Key Messages • Diversified Business Model • Reduced Volatility in Underwriting • Revised KPIs Nine Months and Quarterly Results Update2

Key Messages 4

Distribution enhanced and further progress on rationalizing MGA stakes 5 Key Messages: Continued Progress on Strategic Priorities Notes: [1] COR = Combined Ratio. Reflects Core business. [2] COR = Combined Ratio. Reflects Core business and adjusted for $102m of 9M'23 reserve releases linked to LPT and $29m of expenses re-allocated from net corporate and other expenses to the underwriting result. [3] PMLs are on a per occurrence basis for 1-in-100 year events, net of restatements and after-tax. PMLs are an estimate based on industry standard catastrophe modeling with proprietary adjustments. [4] SiriusPoint Group BSCR calculated as available economic capital and surplus divided by the enhanced capital requirement. [5] Total asset leverage calculated as sum of total investments including cash and equivalents over tangible diluted common shareholders’ equity attributable to SiriusPoint common shareholders. [6] Debt to Capital Ratio calculated as debt divided by total capital. Total capital represents the sum of shareholders’ equity and debt. Debt in this calculation excludes preference shares. [7] Return on average common shareholders’ equity attributable to SiriusPoint common shareholders. Strong balance sheet and ROE7 guidance on track Net investment income remains strong, increasing guidance Another quarter of strong underwriting results • Underwriting profit for the Core business at $213m for 9M'23 (vs. loss of $66m in 9M'22) with 87.6% COR1 • 12.0 ppts of COR2 improvement YoY on a like-for-like basis • $14m Cat losses for 9M'23 (vs. $138m in 9M'22). $7m of Cat losses in Q3'23 (vs. $115m in Q3'22) • PMLs3 down ~60% since Q2’21 following portfolio actions which are mostly complete • Net investment income at $205m in 9M'23 and $75m in Q3'23 • Duration of assets backing loss reserves at ~2.7 years and we remain fully matched • Average credit rating at AA and have seen no defaults • FY 2023 NII guidance increased to $250m to $260m from $220m to $240m • Bermuda Solvency Capital Ratio (BSCR)4 improved to 238% as of Q2’23 vs. 219% in Q1’23 • Total asset leverage5 (Q3'23: 3.6x) and debt to capital ratio6 stable (Q3'23: 25.3%) • Reaffirming double-digit ROE7 in 2023 • Consolidated MGAs generated $38m in net services fee income with service margin of 21% in 9M'23 (vs. 20% in 9M'22) • Three new MGA partnerships onboarded in Q3 • MGA equity stakes down to 29 (vs. 36 at Q4’22) Favorable PYD in quarter, continue to hold prudent reserve margin • Favorable Prior Year Development (PYD) of $13m in Core business and $25m for the Consolidated business during Q3 • Adverse PYD in Q3 in Workers' Comp linked to one relationship which we are exiting • Overall, continue to hold a conservative reserve margin

Diversified Business Model: All 3 Engines are Delivering

$ numbers in USD millions

Underwriting[1]

9M'23 GPW by Specialism[1]



Property
12%
Casualty
39%
Specialty
21%
A&H
27%

9M'23 GPW	$2,591
9M'23 COR	87.6%
9M'23 UW Income	$213

- ✓ **12.0 ppts YoY improvement in COR during 9M'23 on a like-for-like basis**
- ✓ **Cat losses[1] down to $14m for 9M'23 vs. $138m in 9M'22**
- ✓ **Rebalanced portfolio with lower exposure to Property**

Strategic Investments[2]

Consolidated

- Arcadian
- IMG
- Armada
- Banyan
- Alta Signa

Sale Closed in October

Total MGAs	5
9M'23 SP Premium[3]	$517
9M'23 Net Services Fee Income	$38
Q3'23 Book Value	$92

Others

Investments with underwriting capacity: 17

Another Sale Closed in October

Other Investments: 9

9M'23 SP Premium[3]: $439

- ✓ **Fee income from MGAs provides a diversified, capital-light source of earnings**
- ✓ **Consolidated MGA revenue grew 7% YoY, with service margin at 21%**

Investments

9M'23 Net Investment Income: $205

9M'23 Total Investment Result[4]: $208

- ✓ **Increasing FY net investment income guidance to $250m to $260m for 2023**
- ✓ **Seeing reduction in P&L volatility given higher percentage of available for sale ("AFS") assets**
  - ✓ **88% of our fixed income investments[5] classified as AFS (vs. 85% as of Q2'23 and none as of Q4'21)**

Notes: [1] Reflects Core business. [2] Strategic Investments as of September 30, 2023. Investments also include holdings in Venture Capital (VC) funds. [3] SP premium refers to SiriusPoint Gross Premium Written. [4] Total investment result calculated as the sum of Net realized and unrealized investment gains (losses), Net realized and unrealized investment gains from related party investment funds and Net investment income. [5] Fixed income investments exclude short-term investments.

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Reduced Volatility in Underwriting


PML for 1-in-100 year event[1]
$ numbers in USD millions
~60% reduction since Q2'21
$274
$130
$116
Q2'21
Q4'22
Q2'23


Historical Cat losses[2]
$ numbers in USD millions
Cats (as a % of NPE[3])
18.8%
1.2%
8.1%
0.8%
$115
$7
$138
$14
Q3'22
Q3'23
9M'22
9M'23

- Portfolio actions having impact given significant reduction in Core Cat losses at $14m for 9M'23 vs. $138m in 9M'22, a 90% decrease YoY
- Q3'23 Core Cat losses of $7m (1% NEP[3]) vs. $115m in Q3'22 (19% of NEP[3])
- ~60% reduction in PML since Q2'21 supported by exposure reduction and retro-purchase at 1/1
- Property accounts for 12% of business mix vs. 20% at 9M'22

Notes: [1] PMLs are on a per occurrence basis for 1-in-100 year events, net of restatements and after-tax. PMLs are an estimate based on industry standard catastrophe modeling with proprietary adjustments. [2] Reflects Core business. [3] Net Earned Premiums.

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Revised KPIs: No Material Change to Our Financial Results

SIRIUS POINT

$ numbers in USD millions, except per share data	Q2'23			HY 23		
	Previously Reported	Revised[4]	Change	Previously Reported	Revised[4]	Change
GPW[1]	$850	$805	**($45)**	$1,910	$1,865	**($45)**
NEP[1]	$660	$596	**($64)**	$1,211	$1,147	**($64)**
UW Income[1]	$82	$63	**($18)**	$189	$171	**($18)**
Attritional LR[1] (%)	63.6%	65.2%	**1.6 ppts**	63.0%	63.8%	**0.8 ppts**
COR[1] (%)	87.7%	89.4%	**1.7 ppts**	84.4%	85.1%	**0.7 ppts**
AY COR[1] (%)	91.4%	93.6%	**2.2 ppts**	94.1%	95.3%	**1.2 ppts**
Consolidated COR (%)	81.9%	83.0%	**1.1 ppts**	78.2%	78.5%	**0.3 ppts**
Net Income[2]	$66	$56	**($10)**	$205	$188	**($17)**
Diluted BVPS[3]	$12.29	$12.18	**($0.11)**	$12.29	$12.18	**($0.11)**

- One control issue identified and actions taken to remediate
- Revised 2023 interim financials
- Elected to revise historical data despite no requirement
- BVPS[3] impact less than 1%
- No impact on Q3'23 and 9M'23 numbers

Notes: [1] Reflects Core business. [2] Net income (loss) available to SiriusPoint common shareholders. [3] Book value per diluted common share. [4] In connection with the preparation of its third quarter 2023 financial statements, the Company identified certain immaterial errors in its previously issued 2023 interim financial statements, primarily relating to a manual calculation in our property catastrophe business, and also an overnight data transfer error. This resulted in the incorrect recognition of Net premiums earned. The Company performed an analysis in accordance with the guidance set forth in SEC Staff Bulletin 99, Materiality, and SEC Staff Accounting Bulletin 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements, and concluded that the errors were not material, both individually and in the aggregate, to any previously issued financial statements, and were not intentional. Although not required to do so, but in an effort to provide transparency and in line with good practice, Management has elected to revise the previously issued 2023 interim financial statements when they are next presented. The financial statements for the three and nine months ended September 30, 2023 reflect the correction of these errors in the manner described above.

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Nine Months and Quarterly Results Update 9

Nine Months Financial Results

$ numbers in USD millions

	9M'22	9M'23
GPW[1]	$2,663	**$2,591**
NPW[1]	$1,969	**$1,886**
UW Income[1]	($66)	**$213**
Net Services Fee Income[1]	$34	**$38**
Total Investment Result[2]	($375)	**$208**
Net Income (Loss)[3]	($376)	**$245**
COR[1] (%)	103.9%	**87.6%**
AY COR[1] (%)	104.2%	**95.2%**
Common Shareholders' Equity[4]	1,875[5]	**$2,050**

Key Comments

- GPW[1] down 3% despite rate increases
  - Driven by Reinsurance (-$202m)
  - Offset by growth in Insurance & Services ($129m)
- Core underwriting result up by $279m benefiting from lower expenses, favorable PYD[6] and lower Cat losses
- Net services fee income[1] at $38m and grew 11%
- Total investment result[2] at $208m vs. a loss of $375m in 9M'22
  - Net investment income ("NII") at $205m
  - Net realized and unrealized gains, including related party investment funds at $2m
- Other notable items impacting income:
  - $24m restructuring charge with remaining $1m to occur during Q4'23
  - $44m impact from MTM[7] on liability-classified capital instruments
  - $122m overall net benefit[8] linked to LPT (pre-tax)
- Net income[3] of $245m, improved $621m vs. 9M'22 and supported by positive underwriting, investment result and net services fee income
- Common shareholders' equity[4] at $2.1bn, up 9% since FY 22 and stable during the quarter

Notes: [1] Reflects Core business. [2] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains from related party investment funds and net investment income. [3] Net income (loss) available to SiriusPoint common shareholders. [4] Common shareholders' equity attributable to SiriusPoint common shareholders at end of period. [5] Common shareholders' equity as of 12/31/22. [6] PYD = Prior Year Development. [7] MTM = Mark to Market. [8] Excludes transaction costs and interest on funds withheld related to LPT.

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Q3 2023 Financial Results

SIRIUS POINT

$ numbers in USD millions

	Q3'22	Q3'23
GPW[1]	$843	**$726**
NPW[1]	$634	**$534**
UW Income[1]	($88)	**$43**
Net Services Fee Income[1]	$9	**$10**
Total Investment Result[2]	($28)	**$68**
Net Income (Loss)[3]	($98)	**$58**
COR[1] (%)	114.5%	**92.5%**
AY COR[1] (%)	114.1%	**94.8%**

Key Comments

- GPW[1] decreased 14% YoY
  - Driven by Insurance & Services (-$65m) and Reinsurance (-$53m)
- Core underwriting result up by $131m and benefited from lower Cat losses, favorable PYD[4] and lower expenses
- Net services fee income[1] stable at $10m. Underlying trends stable with 5% revenue growth and service margin up 1 ppt to 17%
- Total investment result[2] at $68m vs. a loss of $28m in Q3'22
  - NII at $75m vs. $36m in Q3'22
- Other notable items impacting income during the quarter:
  - $5m restructuring charge during Q3'23
  - $9m relating to interest on funds withheld related to LPT
- Net income[3] of $58m supported by positive underwriting, investment result and net services fee income
- Book Value stable and impacted by MTM[5] losses on fixed income portfolio

Notes: [1] Reflects Core business. [2] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains from related party investment funds and net investment income. [3] Net income (loss) available to SiriusPoint common shareholders. [4] PYD = Prior Year Development. [5] MTM = Mark to Market.

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$ numbers in USD millions Key Comments • Core premiums down 3% driven primarily by decrease in Reinsurance • Reinsurance premiums down 17% for 9M'23, driven by International Reinsurance (-36%) • Insurance & Services premiums up 9% for 9M'23, driven by both our P&C Strategic business (+12%) and A&H (+6%) • Expect further underwriting actions targeting specific parts of the portfolio. Will prioritize underwriting results over premium growth during 2024 Core Insurance & Services Reinsurance 12 Trends in Gross Premium Written

Underwriting Performance: Aim to Further Improve in 2023

$ numbers in USD millions

COR Walk[1]


103.9%
9M'22
(14 ppts)
(2 ppts)
(1 ppt)
Attritional ratio³ 1 ppt
Cat ratio 7 ppts
PYD⁴ ratio 7 ppts
Loss Ratio
Acquisition Ratio
OUE Ratio
87.6%
9M'23
6 ppts
LPT
93.5%
9M'23 ex. LPT⁵
(~2 ppts)
Expense Re-allocation
91.9%
9M'23 ex. LPT⁵ / Expense Re-allocation

Trends in Attritional Loss Ratio[3] and Acquisition Cost Ratio


Attritional Loss³ + Acquisition Cost Ratio
Core
88.1%
25.6%
62.5%
9M'22
87.5%
24.1%
63.4%
9M'23
Insurance & Services
91.4%
26.0%
65.4%
9M'22
90.7%
24.5%
66.2%
9M'23
Reinsurance
85.4%
25.3%
60.1%
9M'22
84.1%
23.7%
60.4%
9M'23
Attritional Loss Ratio³
Acquisition Cost Ratio

Key Comments

- Portfolio actions already yielding results, 12.0 ppts of COR[2] improvement on a like-for-like basis
  - Adjusted 9M'23 COR[2] at 91.9% vs. 103.9% at 9M'22
- COR[1] at 87.6%, improved by 16 ppts and supported by lower Cat losses, higher favorable PYD[4] and reduction in expense ratio
- $14m of Cat losses[1] (net of reinsurance and reinstatement premiums) during 9M'23 ($7m in Q3'23)
- PYD[4] ratio is 7 ppts favorable than 9M'22 and includes benefits linked to the LPT transaction
- Total Expense ratio at 30.9%[1,6], 4 ppts improvement vs. previous year on a like-for-like basis
  - $29m (~2 ppts) moved from net corporate and other expenses to the underwriting result
- Increase in attritional loss ratio[3] predominately driven by mix change. Attritional loss ratio increase more than offset by lower acquisition cost ratio, which is supported by reduction in variable commissions

Notes: [1] Reflects Core business. [2] Reflects Core business adjusted for $102m of 9M'23 reserve releases linked to LPT and $29m of expenses re-allocated from net corporate and other expenses to the underwriting result. [3] Attritional loss ratio excludes catastrophe losses from the accident year loss ratio. [4] PYD = Prior Year Development. [5] Adjusted for 9M'23 reserve releases linked to LPT. [6] Total expense ratio calculated as the sum of acquisition cost ratio and other underwriting expense (OUE) ratio.

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Investment Income: De-Risked and Benefiting from Rate Increases 14 $ numbers in USD millions Key Comments Notes: [1] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains from related party investment funds and net investment income. [2] MTM = Mark to Market. [3] Fixed income investments exclude short-term investments. $250-$260 Net Investment Income Total Investment Result1 • Investment strategy unchanged and focused on high quality fixed income (FI) instruments • 2023 full year NII guidance increased to $250m to $260m from $220m to $240m given higher yields • NII higher at $205m in 9M'23 (vs. $61m in 9M'22). NII of $75m in Q3'23 vs. $69m in Q2'23 • Total investment result1 higher at $208m (vs. $375m loss in 9M'22) as last year's results were significantly impacted by MTM2 movements and lower NII • P&L volatility lower in part due to designation of the new fixed income investments as available for sale (“AFS”) • 88% of our FI investments3 classified as “AFS” (vs. 85% as of Q2'23 and none as of Q4'21) • 3Q'23 MTM2 losses on FI securities were $60m in relation to the AFS securities • Invested >$1.5bn with average re-investment rate >4.5% during 9M'23

De-risked Investment Portfolio: In-line with Industry

Investment Balances by Asset Class



1%
6%
8%
11%
19%
24%
30%
Q2'23: $6.7bn
1%
5%
8%
12%
19%
23%
32%
Q3'23: $6.8bn
ABS/MBS/CLO
Corporate
Gov't
Cash
Short-term Investments (STI)
Other1
TPE2

Q3'23 Fixed Income Portfolio Credit Quality[3]



SiriusPoint
ABS/MBS/CLO
Corporate
—%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
AAA
AA
A
BBB
Not Rated / Below IG

Key Comments

- Total investment portfolio relatively stable at $6.8bn
- Average credit rating at AA for our fixed income portfolio with limited exposure to below investment grade/non-rated fixed income instruments
  - No defaults across portfolio YTD
- As a percentage of tangible common shareholders' equity[4]:
  - BBB represents 28% (vs. Q2'23: 22%)
  - Below investment grade / non-rated represents 7% (vs. Q2'23: 20%)
- Assets backing loss reserves duration at ~2.7 years (vs. ~2.7 years at Q2'23) and we are fully matched
  - Overall asset duration increased to ~2.7 years up from ~2.5 years at Q2'23 (~1.8 years at Q4'22)
- Total asset leverage[5] at 3.6x (vs. Q2'23: 3.6x and Q4'22: 3.8x)

Notes: [1] Other includes Strategics, TP Ventures and Legacy & Other Alts. [2] Third Point Enhanced Fund. [3] Excludes short-term investments. [4] Tangible diluted common shareholders' equity attributable to SiriusPoint common shareholders. [5] Total asset leverage calculated as sum of total investments including cash and equivalents over tangible diluted common shareholders' equity attributable to SiriusPoint common shareholders.

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Strong Balance Sheet

$ numbers in USD millions

BSCR[1]


219%
$1,409
$3,082
Q1'23
238%
$1,286
$3,062
Q2'23
Required Capital
Available Capital

SiriusPoint Group Available Capital[3]


7%
35%
58%
Q1'23
6%
35%
59%
Q2'23
Tier 1
Tier 2
Tier 3

Financial Strength Rating (FSR)[2]:

AM BEST	A- (Stable)	Affirmed April 19, 2023
FitchRatings	A- (Stable)	Revised March 22, 2023
S&P Global Ratings	A- (Negative)	Reviewed January 25, 2023

Key Comments

- Continue to operate the business against 'AA' rating requirement under S&P model
- Capital release of ~$150m from LPT has further strengthened our balance sheet post closing
- BSCR up to 238% as of Q2'23 and supported by LPT (Q1'23: 219%)
- Financial leverage stable during Q3'23 and remains within target range at 25.3% debt to capital ratio[4] (vs. Q2'23: 25.5%)
- Fitch upgraded outlook to 'Stable' and reaffirmed rating. AM Best affirmed rating and outlook

Notes: [1] SiriusPoint Group BSCR calculated as available economic capital and surplus divided by the enhanced capital requirement as of March 31, 2023 and June 30, 2023, respectively. [2] Financial strength ratings for the operating subsidiaries, SiriusPoint International Insurance Corporation, SiriusPoint Bermuda Insurance Company, SiriusPoint America Insurance Company and SiriusPoint Specialty Insurance Corporation. [3] Q1'23 and Q2'23 available capital split is our internal view. [4] Debt to Capital Ratio calculated as debt divided by total capital. Total capital represents the sum of shareholders' equity and debt. Debt in this calculation excludes preference shares.

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Thank You